MONTHLY CERTIFICATEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK

--------------------------------------------------------------------------------

                 FIRST NORTH AMERICAN NATIONAL BANK MASTER TRUST
                                  SERIES 1997-2

--------------------------------------------------------------------------------


Pursuant to the Master Pooling and Servicing Agreement dated as of October 30,1997 the "Pooling and Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of November 25, 1997 (the "Supplement" and, together with the Pooling and Servicing Agreement, the "Agreement"), each between First North American National Bank, as Transferor and Servicer, and First Union National Bank, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Collection Period is set forth below:


    Collection Period Ending                               DECEMBER 31, 1999
    Determination Date                                      JANUARY 10, 2000
Distribution Date JANUARY 18, 2000

                                                               ------
    Class A Accumulation Period ("Y" or "N")?                    N
                                                               ------
                                                               ------
    Class B Accumulation Period ("Y" or "N")?                    N
                                                               ------
                                                               ------
    Early Amortization Period ("Y" or "N")?                      N
                                                               ------
                                                               ------
    Class B Investor Amount paid in full ("Y" or "N")?           N
                                                               ------

    MASTER TRUST INFORMATION

    Receivables

    1.    The aggregate amount of Receivables less all Receivables
          in Charged-Off Accounts as of the end of the last day of
          the Collection Period was equal to:                                                $  1,727,872,329.79

    2.    The aggregate amount of Principal Receivables as of the
          end of the last day of the Collection Period (not including
          reduction for Discount Receivables) was equal to:                                  $  1,687,003,675.29

    3.    The average Discount Percentage for the Collection Period:                                       2.00%

    4.    The aggregate amount of Discount Option Receivables as of
          the end of the last day of the Collection Period was equal to:                     $     33,740,073.51

    5.    The aggregate amount of Principal Receivables as of the
          end of the last day of the Collection Period (including
          reduction for Discount Receivables) was equal to:                                  $  1,653,263,601.78

    6.    The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (not including
          increase for Discount Receivables) was equal to:                                   $     40,868,654.50

    7.    The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (including
          increase for Discount Receivables) was equal to:                                   $     74,608,728.01

    8.    The average amount of Receivables for the Collection
          Period was equal to:
          a. Average Principal Receivables                                                   $  1,626,137,682.91
          b. Average Total Receivables                                                       $  1,700,068,896.72

    9.    The Transferor Amount as of the end of the last day of the
           Collection Period:                                                                $     18,263,601.78

    10.   Minimum Transferor Amount required as of end of last day of Collection Period:     $              0.00

    11.   The aggregate amount of Principal Charge-Offs for the
          Collection Period was equal to:                                                    $     14,065,407.79

    12.   The aggregate amount of Finance Charge Charge-Offs
          for the Collection Period was equal to:                                            $      2,587,930.26

    13.   The Excess Funding Account Balance as of the end of the
          last day of the Collection Period                                                  $              0.00


    Collections

    14.   The aggregate amount of Principal Collections for the
          Collection Period was equal to:
          a.)  Collection of Principal Receivables:                                          $    116,116,226.13
          b.)  Recoveries:                                                                          2,088,137.11
          c.)  Discount Receivable Collections:                                              $     (2,322,324.52)
                                                                                              -------------------
          d.) Total Principal Receivable Collections:                                        $    115,882,038.72


    15.   The aggregate amount of Finance Charge Collections for the
          Collection Period was equal to:
          a.)  Collection of Finance Charge Receivables                                      $     30,944,431.11
          b.)  Interchange Amount                                                            $      2,581,758.06
          c.)  Discount Receivable Collections                                               $      2,322,324.52
                                                                                              -------------------
          d.)  Total Finance Charge Receivable Collections                                   $     35,848,513.69

    16.   The aggregate amount of interest earnings (net of losses
          and investment expenses) on the Excess Funding
          Account for the Collection Period:                                                 $              0.00

    17.   The aggregate amount of Collections processed for the
          Collection Period:                                                                 $    151,730,552.41

    Invested Amounts

    18.   The 1997-1 Net Investment at the end of the last day of the
          Collection Period was equal to:
          a. Class A-1 Invested Amount                                                       $     65,000,000.00
          b. Class A-2 Invested Amount                                                       $     70,000,000.00
                                                                                              -------------------
          c. Total                                                                           $    135,000,000.00

    19.   The average amount of the 1997-1 Net Investment for the
          Collection Period was equal to:
          a. Class A-1 Invested Amount                                                       $     47,580,645.16
          b. Class A-2 Invested Amount                                                       $     57,096,774.19
                                                                                              -------------------
          c. Total                                                                           $    104,677,419.35

    20.   The 1997-2 Net Investment at the end of the last day of the
          Collection Period was equal to:
          a.  Class A                                                                        $    603,000,000.00
          b.  Class B                                                                        $    135,000,000.00
          c.  Collateral Indebtedness Interest                                               $     63,000,000.00
          d.  Class D                                                                        $     99,000,000.00
                                                                                              -------------------
          e.  Total                                                                          $    900,000,000.00

    21.   The average amount of the 1997-2 Net Investment for the
          Collection Period was equal to:
          a.  Class A                                                                        $    603,000,000.00
          b.  Class B                                                                        $    135,000,000.00
          c.  Collateral Indebtedness Interest                                               $     63,000,000.00
          d.  Class D                                                                        $     99,000,000.00
                                                                                              -------------------
          e.  Total                                                                          $    900,000,000.00


    22.   The 1998-1 Net Investment at the end of the last day of the
          Collection Period was equal to:
          a.  Class A                                                                        $    402,000,000.00
          b.  Class B                                                                        $     90,000,000.00
          c.  Collateral Indebtedness Interest                                               $     48,000,000.00
          d.  Class D                                                                        $     60,000,000.00
                                                                                              -------------------
          e.  Total                                                                          $    600,000,000.00

    23.   The average amount of the 1998-1 Net Investment for the
          Collection Period was equal to:
          a.  Class A                                                                        $    402,000,000.00
          b.  Class B                                                                        $     90,000,000.00
          c.  Collateral Indebtedness Interest                                               $     48,000,000.00
          d.  Class D                                                                        $     60,000,000.00
                                                                                              -------------------
          e.  Total                                                                          $    600,000,000.00

    24.   The aggregate Invested Amount across all series of Investor
          Certificates outstanding as of the end of the last day of the
          Collection Period:                                                                 $  1,635,000,000.00

    Series 1997-2 Allocation Percentages

    25.   The Fixed Allocation Percentage with respect to the Collection Period:
                          a.  Class A                                                        %             0.00%
                          b.  Class B                                                        %             0.00%
                          c.  Collateral Indebtedness Interest                               %             0.00%
                          d.  Class D                                                        %             0.00%
                                                                                              -------------------
                          e.  Series 1997-2 Total                                                          0.00%

    26.   The Floating Allocation Percentage with respect to the Collection Period:
                          a.  Class A                                                        %            37.40%
                          b.  Class B                                                        %             8.37%
                          c.  Collateral Indebtedness Interest                               %             3.91%
                          d.  Class D                                                        %             6.14%
                                                                                              -------------------
                          e.  Series 1997-2 Total                                                         55.82%

    Allocation of Collections

    27.   The Series 1997-2 allocation of Collections of Principal
          Receivables for the Collection Period:
                          a.  Class A                                                        $     43,347,151.26
                          b.  Class B                                                        $      9,704,586.10
                          c.  Collateral Indebtedness Interest                               $      4,528,806.85
                          d.  Class D                                                        $      7,116,696.48
                                                                                              -------------------
                          e.  Series 1997-2 Total                                            $     64,697,240.69


    28.   The Series 1997-2 allocation of Collections of Finance
          Charge Receivables for the Collection Period:
                          a.  Class A                                                        $     13,397,652.99
                          b.  Class B                                                        $      2,999,474.55
                          c.  Collateral Indebtedness Interest                               $      1,399,754.79
                          d.  Class D                                                        $      2,199,614.67
                                                                                              -------------------
                          e.  Series 1997-2 Total                                            $     19,996,496.99

    Portfolio Yield and Delinquencies

    29.   The Portfolio Yield for the  Collection Period:                                    %            15.65%

    30.   The 3-month average Portfolio Yield for the three most recent
          Collection Periods:                                                                %            16.59%

    31.   The Base Rate for the Collection Period:                                           %             9.47%

    32.   The 3-month average Base Rate for the three most recent
          Collection Periods:                                                                %             8.33%

    33.   The 3-month average Portfolio Adjusted Yield:                                      %             8.26%

    34.   The amount of Shared Excess Finance Charge Collections
          allocable to Series 1997-2 with respect to any Finance Charge
          Shortfall in such Series for the Collection Period:                                $              0.00

    35.   The aggregate outstanding balance of Receivables which were, as of the last day of the Collection Period:
          (a) Delinquent 31 to 60 days                                                             43,166,014.69
          (b) Delinquent 61 to 90 days                                                             28,628,020.89
          (c) Delinquent 91 days or more                                                           56,045,867.90

    Determination of Monthly Interest

    36.   Class A Monthly Interest:
                          a.  Class A Monthly Interest                                       $      3,799,988.75
                          b.  Funds allocated and available to pay Class A
                               Monthly Interest for the Collection Period (4.3a)             $     13,397,652.99
                          c.  Class A Interest Shortfall (b less a)                          $              0.00
                          d.  Class A Additional Interest                                    $              0.00

    37.   Class B Monthly Interest:
                          a.  Class B Monthly Interest                                       $        883,893.75
                          b.  Funds allocated and available to pay Class B
                               Monthly Interest for the Collection Period (4.3b)             $      2,999,474.55
                          c.  Class B Interest Shortfall (b less a)                          $              0.00
                          d.  Class B Additional Interest                                    $              0.00

    38.   Collateral Monthly Interest and Class D Monthly Interest:
                          a.  Collateral/Class D Monthly Interest                            $      1,103,512.50
                          b.  Funds allocated and available to pay Collateral/
                               Class D Monthly Interest for the Collection Period            $      3,599,369.46
                          c.  Collateral/Class D Interest Shortfall (b less a)               $              0.00
                          d.  Collateral/Class D Additional Interest                         $              0.00

    Determination of Monthly Principal

    39.   Class A Monthly Principal (pursuant to section 4.4a):
                       (X)a.  Available Principal Collections on deposit in the
                              Collection Account and available for distribution:             $              0.00
                       (Y)a.  Controlled Accumulation Amount                                 $              0.00
                          b.  Deficit Controlled Accumulation Amount                                        0.00
                                                                                              -------------------
                          c.  Controlled Deposit Amount (sum a + b)                                         0.00
                       (Z)a.  Class A Invested Amount                                        $    603,000,000.00
          Class A Monthly Principal (the least of x,y,z)                                     $              0.00

    40.   Class B Monthly Principal (pursuant to section 4.4b)
          (distributable only after payout of Class A)
                       (X)a.  Available Principal Collections on deposit in the
                              Collection Account and available for distribution:             $              0.00
                       (Y)a.  Controlled Accumulation Amount                                 $              0.00
                          b.  Deficit Controlled Accumulation Amount                         $              0.00
                                                                                              -------------------
                          c.  Controlled Deposit Amount (sum a + b)                          $              0.00
                       (Z)a.  Class B Invested Amount                                        $    135,000,000.00
          Class B Monthly Principal (the least of x,y,z)                                     $              0.00

    41.   Collateral Monthly Principal
                          a.  pursuant to 4.4c (i) prior to occurrence of
                              Early Amortization or payment in full of the
                              Class B Investor Amount (optional)                             $              0.00
                          b.  pursuant to 4.4c (ii) prior to occurrence of
                              Early Amortization or payment in full of the
                              Class B Investor Amount                                        $              0.00

    Available Funds

    42.   Class A Available Funds
                          a.  Class A Finance Charge allocation                              $     13,397,652.99
                          b.  Prior to Class B Principal Commencement Date, the
                              amount of Principal Funding Investment Proceeds for
                              such prior Collection Period                                   $              0.00
                          c.  Any amount of Reserve Account withdrawn and
                             included in Class A Available Funds (section 4.14d)             $              0.00
                          d.  Class A Available Funds (sum a-c)                              $     13,397,652.99

    43.   Class B Available Funds
                          a.  Class B Finance Charge allocation                              $      2,999,474.55
                          b.  On or After Class B Principal Commencement Date, the
                              amount of Principal Funding Investment Proceeds for
                              such prior Collection Period                                   $              0.00
                          c.  Any amount of Reserve Account withdrawn and
                             included in Class B Available Funds (section 4.14d)             $              0.00
                          d.  Class B Available Funds (sum a-c)                              $      2,999,474.55

    44.   Collateral Available Funds:
                          a.  Collateral Finance Charge allocation                           $      1,399,754.79

    45.   Class D Available Funds
                          a.  Class D Finance Charge allocation                              $      2,199,614.67


    Reallocated Principal Collections

    46.   Class D Subordinated Principal Collections (to the extent                          $              0.00
          needed to fund Required Amounts)

    47.   Collateral Subordinated Principal Collections (to the extent                       $              0.00
          needed to fund Required Amounts)

    48.   Class B Subordinated Principal Collections (to the extent                          $              0.00
          needed to fund Required Amounts)

    49.   Total Reallocated Principal Collections                                            $              0.00


    Investor Default Amounts

    50.   Class A Investor Default Amount                                                    $      5,270,522.09


    51.   Class B Investor Default Amount                                                    $      1,179,967.63


    52.   Collateral Investor Default Amount                                                 $        550,651.56


    53.   Class D Investor Default Amount                                                    $        865,309.60


    54.   Aggregate Investor Default Amount                                                  $      7,866,450.89


    Allocable Amounts for Series 1997-2

    55.   The Allocable Amount for Series 1997-2 as of the end of the
          Collection Period (Inv Default Amt + Series 97-2 Adjust Amt)
               Class A                                                                       $      5,270,522.09
               Class B                                                                       $      1,179,967.63
               Class C                                                                       $        550,651.56
               Class D                                                                       $        865,309.60
                                                                                             -------------------
          Aggregate Allocable Amount                                                         $      7,866,450.89


    Required Amounts for Series 1997-2

    56.   Class A Required Amount (section 4.5a)
                       (a)  i.  Class A Monthly Interest for current Distribution
                                Date                                                         $      3,799,988.75
                           ii.   Class A Monthly Interest previously due but not
                                paid                                                         $              0.00
                          iii.   Class A Additional Interest for prior Collection Period
                                or previously due but not paid                               $              0.00
                          iv.   Class A Allocable Amount                                     $      5,270,522.09
                           v.    Class A Servicing Fee, including previously due but
                                 not paid (if FNANB is no longer Servicer)                   $              0.00
                       (b)      Class A Available Funds                                      $     13,397,652.99
                                                                                             -------------------
                                Class A Required Amount (sum of a-f minus g)                 $              0.00

    57.   Class B Required Amount (section 4.5b)
                       (x)  i.  Class B Monthly Interest for current Distribution
                                Date                                                         $        883,893.75
                           ii.   Class B Monthly Interest previously due but not
                                paid                                                         $              0.00
                          iii.   Class B Additional Interest for prior Collection Period
                                or previously due but not paid                               $              0.00
                          iv.    Class B Servicing Fee, including previously due but
                                 not paid (if FNANB is no longer Servicer)                   $              0.00
                                Class B Available Funds                                      $      2,999,474.55
                       (y)      Excess of Class B Allocable Amount over
                                funds available to make payments (section 4.8d)              $              0.00
                                                                                             -------------------
                                Class B Required Amount ((sum of i-iv) minus Class B         $              0.00
                                Available funds plus y)

    58.   Collateral/Class D Required Amount (section 4.5c)
                       (x)i.  Collateral/Class D Monthly Interest for current
                              Distribution date                                              $      1,103,512.50
                          ii.  Collateral/Class D Monthly Interest previously
                              due but not paid                                               $              0.00
                          iii.  Collateral/Class D Additional Interest for prior
                              Collection Period or previously due but not paid               $              0.00
                          iv.  Collateral/Class D Servicing Fee, including previously due
                              but not paid (if FNANB is no longer Servicer)                  $              0.00
                              Collateral/Class D Available Funds                             $      3,599,369.46
                       (y)    Excess of Collateral/Class D Allocable Amount
                              amount over funds available to make payments                   $              0.00
                              Collateral/Class D Required Amount ((sum of i-iv minus
                              Collateral/Class D Available Funds plus y)                     $              0.00

    Investor Charge-Offs

    59.   The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount, Collateral Indebtedness
          Amount and Class D Invested Amount
                          a.  Class A                                                        $              0.00
                          b.  Class B                                                        $              0.00
                          c.  Collateral Indebtedness Amount                                 $              0.00
                          d.  Class D                                                        $              0.00

    60.   The aggregate amount of Class B Investor Charge-Offs and the reductions  in the Collateral Indebtedness Amount and Class D
          Invested Amount
                          a.  Class B                                                        $              0.00
                          b.  Collateral Indebtedness Amount                                 $              0.00
                          c.  Class D                                                        $              0.00

    61.   The aggregate amount of Collateral Charge-Offs and the reductions in Class D Invested Amount
                          a.  Collateral Indebtedness Amount                                 $              0.00
                          b.  Class D                                                        $              0.00

    Servicing Fee

    62.   Class A Servicing Fee for the Collection Period                                    $      1,005,000.00

    63.   Class B Servicing Fee for the Collection Period                                    $        225,000.00

    64.   Collateral Servicing Fee for the Collection Period                                 $        105,000.00

    65.   Class D Servicing Fee for the Collection Period                                    $        165,000.00

    Enhancement
                (18% of total Invested Amount)
    66.   Required Enhancement Amount
                          a. Invested Amount as of the last day of the Collection
                              Period                                                         $    900,000,000.00
                          b.  Required Enhancement Amount (line a times 18%)                 $    162,000,000.00

    67.   Enhancement Surplus
                          a.  Amount on Deposit in the Cash Collateral Account               $              0.00
                          b.  Collateral Indebtedness Amount                                 $     63,000,000.00
                          c.  Class D Invested Amount                                        $     99,000,000.00
                          d.  Required Enhancement Amount                                    $    162,000,000.00
                          e.  Enhancement Surplus ((sum of a:c) less d)                      $              0.00
                          f.   Enhancement deficiency, deposit excess Finance
                               Charge to Cash Collateral Account                             $              0.00

    Reserve Account

    68.   Lowest historical 3-month Portfolio Adjusted Yield
          (must be > 4%, or line 69 will adjust accordingly)                                 %             5.38%

    69.   Reserve Account Funding Date (based on line 68)                                              8/15/2001

    70.   Required Reserve Account Amount (after the Reserve Account
          Funding Date, 0.5% times the Class A Adjusted Investor Amount)                     $              0.00

    71.   Available Reserve Account Amount
                          a.  Amount of deposit in the Reserve Account on the
                               Distribution Date                                             $              0.00
                          b.  Required Reserve Account Amount                                $              0.00
                                                                                             -------------------
                          c.  Available Reserve Account Amount                               $              0.00

    Principal Funding Account

    72.   Principal Funding Account Balance as of prior Distribution Date                    $              0.00

    73.   Deposit to the Principal Funding Account on the current
          Distribution Date                                                                  $              0.00

    74.   Withdrawal from the Principal Funding Account on the Current
          Distribution Date                                                                  $              0.00

    75.   Principal Funding Account Balance as of the current
          Distribution Date                                                                  $              0.00

    76. As of the date hereof, no Early Amortization Event has been deemed to have occurred during the Collection Period.

    Certificate LIBOR Determination

    77.   Certificate LIBOR Determination date for the Collection Period                          12/15/1999

    78.   Certificate LIBOR rate for the Collection Period                                   %           6.4625%

    79. As of the date hereof, no Early Amortization Event has been deemed to have occured during the Collection Period.

    IN WITNESS WHEREOF, THE undersigned has duly executed and delivered this Certificate this 18th day of JANUARY, 2000.

                           FIRST NORTH AMERICAN NATIONAL BANK,
                           as Servicer


                           By:    s/Philip J. Dunn
                                  ----------------
                           Name:  Philip J. Dunn
                           Title: Vice President